UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 20, 2000
                                -----------------
                Date of Report (Date of earliest event reported)


                               GFSI HOLDINGS, INC.
                               -------------------
               (Exact name of registrant specified in its charter)


         Delaware                        333-38951                74-2810744
         --------                        ---------                ----------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              9700 Commerce Parkway
                              Lenexa, Kansas 66219
                              --------------------
              (Address of principal executive offices and zip code)


                                 (913) 888-0445
                                 --------------
                Registrant's telephone number including area code

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountants

         (i) On December 20, 2000, GFSI Holdings, Inc. dismissed Deloitte & Touche LLP as its independent accountants. The Registrant's audit committee recommended the change of independent accountants, and the Board of Directors approved the decision to change independent accountants.

         (ii) The reports of Deloitte & Touche LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) In connection with its audits for the two most recent fiscal years and through December 20, 2000, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the two most recent fiscal years and through December 20, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (v) The Registrant has requested that Deloitte and Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 22, 2000, is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountants

         (i) The Registrant engaged PricewaterhouseCoopers LLP as its new independent accountants as of December 20, 2000. The Registrant's audit committee recommended the change of independent accountants, and the Board of Directors approved the decision to change independent accountants. During the two most recent fiscal years and through December 20, 2000, the Registrant has not consulted with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16 Letter from Deloitte & Touche LLP regarding change in certifying accountant.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


GFSI Holdings, Inc.
December 27, 2000

                               /s/ ROBERT G. SHAW
                               -------------------------
                               Robert G. Shaw, Sr. Vice President of Finance and Principal Accounting Officer

                                                                     EXHIBIT 16


GFSI Holdings, Inc.


Letter to the SEC Concerning Change in Auditors





December 22, 2000
Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of GFSI Holdings, Inc. dated December 20, 2000.

Yours truly,

/s/ Deloitte & Touche, LLP

Deloitte & Touche, LLP
Kansas City, Missouri